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                         CONSENT OF INDEPENDENT AUDITORS


    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.333-58886 and No. 333-81732) of Interactive Data Corporation of our report dated February 24, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 12, 2004